UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):   February 10, 2004

WTC INDUSTRIES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-19622	38-2308668
(State or other jurisdiction ofincorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1000 Apollo Road Eagan, Minnesota (Address of principal executive offices)	55121-2240 (Zip Code)

Registrant’s telephone number, including area code (651) 554-3140

Items 1-6 and 8-11 are not applicable and therefore omitted.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

The following is furnished as an Exhibit to this Report:

Exhibit No.	Description of Exhibit
99.1	Press release issued February 10, 2004.

ITEM 12.   DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        Pursuant to Item 12 of Form 8-K, WTC Industries, Inc. hereby furnishes a press release, issued on February 10, 2004, disclosing material non-public information regarding its results of operations for the fourth quarter and fiscal year ended December 30, 2003.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WTC INDUSTRIES, INC.
Date: February 10, 2004	By: /s/ Greg P. Jensen
Greg P. Jensen Chief Financial Officer